Commitments	6 Months Ended
Dec. 31, 2020
Commitments
Commitments

30         Commitments

30.1       Capital commitments

As at 31 December 2020, the Group had contracted capital expenditure relating to property, plant and equipment amounting to £242,000 (30 June 2020: £972,000; 31 December 2019: £4,523,000) and to other intangible assets amounting to £452,000 (30 June 2020: £405,000; 31 December 2019: £280,000). The Group also had contracted capital expenditure in relation to registrations, for which the contracted amounts are reflected within note 31.2. These amounts are not recognized as liabilities.

30.2       Non-cancellable operating leases

The Group leases various offices and equipment under non-cancellable operating lease agreements. The leases have varying terms and renewal rights. On renewal, the terms of the leases are renegotiated. The Group recognizes right-of-use assets for these leases, except for short-term and low value leases.

The Group also leases out its investment property.